Exhibit 99.7


MBNA MASTER CREDIT CARD TRUST II SERIES 1995-C

KEY PERFORMANCE FACTORS
July 31, 1997



        Expected B Maturity                         7/15/05


        Blended Coupon                               6.2489%



        Excess Protection Level
          3 Month Average   4.57%
            July, 1997   4.48%
            June, 1997   4.83%
            May, 1997   4.42%


        Cash Yield                                  17.53%


        Investor Charge Offs                         4.92%


        Base Rate                                    8.13%


        Over 35 Day Delinquency                      4.47%


        Seller's Interest                           18.18%


        Total Payment Rate                          14.22%


        Total Principal Balance                     $30,179,392,749.44


        Investor Participation Amount               $575,000,000.00


        Seller Participation Amount                 $5,486,155,230.95